GOODWILL AND OTHER INTANGIBLE ASSETS	6 Months Ended	12 Months Ended
	Mar. 28, 2014	Sep. 27, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS

(5) GOODWILL AND OTHER INTANGIBLE ASSETS:

Goodwill represents the excess of the fair value of consideration paid for an acquired entity over the fair value of assets acquired and liabilities assumed in a business combination. Goodwill is not amortized and is subject to an impairment test that the Company conducts annually or more frequently if a change in circumstances or the occurrence of events indicates that potential impairment exists, using discounted cash flows.

Changes in total goodwill during the six months ended March 28, 2014 follow (in thousands):

Segment	September 27, 2013	Acquisitions and Divestitures	Translation	March 28, 2014
FSS North America	$3,595,048	$(11,103)	$(176)	$3,583,769
FSS International	451,154	—	6,694	457,848
Uniform	573,785	—	—	573,785

	$4,619,987	$(11,103)	$6,518	$4,615,402

The reduction in goodwill for Food and Support Services—North America (“FSS North America”) is primarily related to the Chalet divestiture (see Note 2).

Other intangible assets consist of (in thousands):

	March 28, 2014			September 27, 2013
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Customer relationship assets	$1,891,679	$(1,323,921)	$567,758	$1,892,484	$(1,242,578)	$649,906
Trade names	761,224	(1,633)	759,591	760,491	(1,633)	758,858

	$2,652,903	$(1,325,554)	$1,327,349	$2,652,975	$(1,244,211)	$1,408,764

Acquisition-related intangible assets consist of customer relationship assets, the ARAMARK trade name and other trade names. Customer relationship assets are being amortized principally on a straight-line basis over the expected period of benefit, 5 to 24 years, with a weighted average life of approximately 12 years. The ARAMARK trade name is an indefinite lived intangible asset and is not amortizable but is evaluated for impairment at least annually.

Amortization of intangible assets for the six months ended March 28, 2014 and March 29, 2013 was approximately $85.5 million and $96.3 million, respectively.

NOTE 5. GOODWILL AND OTHER INTANGIBLE ASSETS:

Goodwill represents the excess of the fair value of consideration paid for an acquired entity over the fair value of assets acquired and liabilities assumed in a business combination. Goodwill is not amortized and is subject to an impairment test that the Company conducts annually or more frequently if a change in circumstances or the occurrence of events indicates that potential impairment exists, using discounted cash flows. The Company performs its assessment of goodwill at the reporting unit level. Within the Food and Support Services—International segment, each country is evaluated separately since such operating units are relatively autonomous and separate goodwill balances have been recorded for each entity. The Company has completed the annual goodwill impairment test, which did not result in an impairment charge. The Company performs its annual impairment test as of the end of fiscal August.

During the second quarter of fiscal 2013, the Company recorded an impairment charge of approximately $11.7 million in the Food and Support Services—International segment to write-off all of the goodwill associated with its reporting units in Spain and Korea. The impairment charge is included in “Cost of services provided” in the Consolidated Statement of Income. The impairment charge resulted from continued economic weakness in Spain and reductions in government support for the healthcare and education sectors, two of the primary sectors of the Spanish reporting unit. In Korea, the Company undertook a strategic analysis of the Korean reporting unit, which prompted the impairment analysis in the second quarter. The completion of the step two impairment analyses confirmed that goodwill for both reporting units was impaired. During the second quarter of fiscal 2011, the Company recorded an impairment charge of $5.3 million in the Food and Support Services—International segment in order to write off the goodwill (approximately $4.0 million) and other intangible assets (approximately $1.3 million) associated with its India operations. The impairment charge is included in “Cost of services provided” in the Consolidated Statements of Income. The impairment charge primarily resulted from a change in the strategic direction of the business and continuing operating losses due to competitive pressures. The completion of the step two impairment analyses confirmed that goodwill for the reporting unit was impaired. The Company estimated these nonrecurring fair value measurements using a discounted cash flow valuation methodology, a Level 3 measurement, which included making assumptions about the future profitability and cash flows of the business.

Goodwill, allocated by segment (see Note 14 for a description of segments), is as follows (in thousands):

Segment	September 28, 2012	Acquisitions and Divestitures	Impairment	Translation and Other	September 27, 2013
Food and Support Services—North	$3,701,137	$7,398	$—	$(113,487)	$3,595,048
Food and Support Services—International	454,552	—	(11,698)	8,300	451,154
Uniform and Career Apparel	573,785	—	—	—	573,785

	$4,729,474	$7,398	$(11,698)	$(105,187)	$4,619,987

The amounts for acquisitions during fiscal 2013 may be revised upon final determination of the purchase price allocations. The other adjustments to the Food and Support Services—North America segment primarily represents the goodwill related to the Seamless Holdings spin-off (see Note 3).

Other intangible assets consist of (in thousands):

	September 27, 2013			September 28, 2012
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Customer relationship assets	$1,892,484	$(1,242,578)	$649,906	$1,897,933	$(1,064,492)	$833,441
Trade names	760,491	(1,633)	758,858	763,127	(1,419)	761,708

	$2,652,975	$(1,244,211)	$1,408,764	$2,661,060	$(1,065,911)	$1,595,149

Acquisition-related intangible assets consist of customer relationship assets, the ARAMARK trade name and other trade names. Customer relationship assets are being amortized principally on a straight-line basis over the expected period of benefit, 5 to 24 years, with a weighted average life of approximately 11 years. The ARAMARK trade name is an indefinite lived intangible asset and is not amortizable but is evaluated for impairment at least annually. The Company completed its annual trade name impairment test, which did not result in an impairment charge.

Intangible assets of approximately $21.4 million were acquired through business combinations during fiscal 2013. Amortization of intangible assets for fiscal 2013, fiscal 2012 and fiscal 2011 was approximately $192 million, $198 million and $193 million, respectively.

The estimated amortization expense of the amortizable intangible assets through 2018 reflects the 2007 Transaction and acquisitions since January 26, 2007. Based on the recorded balances at September 27, 2013, total estimated amortization of all acquisition-related intangible assets for fiscal years 2014 through 2018 follows (in thousands):

2014	$156,302
2015	$131,992
2016	$95,454
2017	$71,943
2018	$48,874